UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22795
                                                    -----------

           First Trust Intermediate Duration Preferred & Income Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: April 30, 2014
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST
                             INTERMEDIATE DURATION
                               PREFERRED & INCOME
                                      FUND
                                     (FPF)


                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2014

FIRST TRUST

STONEBRIDGE
ADVISORS LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

        First Trust Intermediate Duration Preferred & Income Fund (FPF)
                               Semi-Annual Report
                                 April 30, 2014

Shareholder Letter...........................................................  1
At a Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  5
Statement of Assets and Liabilities.......................................... 13
Statement of Operations...................................................... 14
Statements of Changes in Net Assets.......................................... 15
Statement of Cash Flows...................................................... 16
Financial Highlights......................................................... 17
Notes to Financial Statements................................................ 18
Additional Information....................................................... 25


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Intermediate Duration Preferred & Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Stonebridge are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO

                                 APRIL 30, 2014

Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Intermediate Duration Preferred & Income Fund (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

Despite some volatility, the six months covered by this report have been positive for the U.S. markets. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 8.36% during the period. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors reach their financial goals.

First Trust continues to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. Your financial advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your financial advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
"AT A GLANCE"
APRIL 30, 2014 (UNAUDITED)

------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------
Symbol on New York Stock Exchange                                    FPF
Common Share Price                                                $22.67
Common Share Net Asset Value ("NAV")                              $24.44
Premium (Discount) to NAV                                          (7.24)%
Net Assets Applicable to Common Shares                    $1,483,565,098
Current Monthly Distribution per Common Share (1)                $0.1525
Current Annualized Distribution per Common Share                 $1.8300
Current Distribution Rate on Closing Common Share Price (2)         8.07%
Current Distribution Rate on NAV (2)                                7.49%
------------------------------------------------------------------------


-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

              NAV           Common Share Price
 5/13        23.85                25.00
             23.79                25.05
             23.51                25.00
             23.25                25.07
             22.84                24.89
 6/13        23.00                25.00
             23.01                24.45
             23.18                24.05
             23.42                23.05
 7/13        23.42                23.15
             23.26                22.20
             23.24                21.70
             23.03                21.11
             22.93                20.94
 8/13        22.97                21.39
             22.74                20.81
             22.76                21.38
             23.02                20.70
 9/13        23.01                20.91
             22.92                21.39
             22.99                21.10
             23.25                20.94
 10/13       23.41                21.01
             23.36                20.87
             23.36                20.45
             23.36                20.61
             23.44                20.24
 11/13       23.50                20.53
             23.31                20.48
             23.35                20.45
             23.39                20.70
 12/13       23.14                21.30
             23.27                21.14
             23.45                21.51
             23.60                21.41
             23.54                21.46
 1/14        23.52                21.07
             23.52                21.45
             23.65                21.79
             23.77                21.64
 2/14        23.96                22.12
             23.95                21.72
             23.92                21.88
             24.04                21.84
 3/14        24.09                22.00
             24.09                22.13
             24.21                22.11
             24.25                22.31
 4/14        24.44                22.67
-----------------------------------------------


----------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------
                                                                             Cumulative Total Returns

                                                                   6 Months Ended           Inception (5/23/13)
                                                                      4/30/14                   to 4/30/14
FUND PERFORMANCE (3)
NAV                                                                    8.86%                       9.51%
Market Value                                                          12.99%                      -2.97%

INDEX PERFORMANCE
BofA Merrill Lynch Fixed Rate Preferred Securities Index               8.07%                       1.32%
BofA Merrill Lynch U.S. Capital Securities Index                       5.78%                       5.74%
Blended Benchmark(4)                                                   6.92%                       3.53%
----------------------------------------------------------------------------------------------------------------


---------------------------------------------------------
                                              % OF TOTAL
                                              LONG-TERM
INDUSTRY CLASSIFICATION                      INVESTMENTS
---------------------------------------------------------
Banks                                           40.6%
Insurance                                       29.3
Diversified Financial Services                   9.2
Capital Markets                                  6.9
Diversified Telecommunication Services           3.2
Electric Utilities                               2.9
Real Estate Investment Trusts                    2.2
Oil, Gas & Consumable Fuels                      2.2
Food Products                                    1.4
Multi-Utilities                                  1.2
Energy Equipment & Services                      0.4
Machinery                                        0.2
Independent Power Producers and Renewable
   Electricity Producers                         0.1
Consumer Finance                                 0.1
Wireless Telecommunication Services              0.1
---------------------------------------------------------
                                  Total        100.0%
                                               ======

---------------------------------------------------------
                                              % OF TOTAL
                                              LONG-TERM
TOP 10 HOLDINGS                              INVESTMENTS
---------------------------------------------------------
General Electric Capital Corp., Series A         2.6%
JPMorgan Chase & Co., Series 1                   2.0
QBE Capital Funding III Ltd.                     2.0
XL Group PLC, Series E                           1.9
Banco Bilbao Vizcaya Argentaria S.A.             1.6
Wells Fargo & Co., Series K                      1.6
Cooperatieve Centrale Raiffeisen-
   Boerenleenbank BA                             1.6
Aquarius + Investments PLC for Swiss
   Reinsurance Co., Ltd.                         1.4
KBC Bank N.V.                                    1.4
Aviva PLC                                        1.4
---------------------------------------------------------
                                  Total         17.5%
                                               ======


(1) Most recent distribution paid or declared through 4/30/2014. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2014. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The blended benchmark consists of the following: BofA Merrill Lynch Fixed Rate Preferred Securities Index (50%) and BofA Merrill Lynch U.S. Capital Securities Index (50%).

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                 APRIL 30, 2014

                                  SUB-ADVISOR

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the Sub-Advisor to First Trust Intermediate Duration Preferred & Income Fund (the "Fund" or "FPF") and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

                           PORTFOLIO MANAGEMENT TEAM

Scott T. Fleming - President and CIO
Allen Shepard, Ph.d. - Vice President, Senior Risk Analyst and Portfolio
   Analytics
Robert Wolf - Vice President, Portfolio Manager and Senior Credit Analyst Danielle Salters, CFA - Credit Analyst

                                   COMMENTARY

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND

The Fund commenced operations on May 23, 2013. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues its objectives by investing in preferred and other income-producing securities. The Fund seeks to maintain, under normal market conditions, a duration excluding the effects of leverage, of between three and eight years. There can be no assurance that the Fund's investment objectives will be achieved.

MARKET RECAP

The preferred and hybrid securities market experienced a tale of two markets in the six months ended April 30, 2014. In November and December, the market was negatively impacted by the combination of higher interest rates on the long end of the yield curve and year-end tax-loss harvesting. Beginning early in 2014, the preferred and hybrid market experienced a remarkable start to the year, earning 9.74% and 5.44% year-to-date through April 30, 2014, according to the Bank of America Merrill Lynch Preferred and Hybrid Indices, BofA Merrill Lynch Fixed Rate Preferred Securities Index ("P0P1") and BofA Merrill Lynch U.S. Capital Securities Index (C0CS), respectively. Performance was driven both by investors taking advantage of the valuations that had developed after the sell-off in December, and a continued appetite for yield supported by a rally in the Treasury markets.

Even as the Federal Reserve continued to reduce asset purchases with another $10bn taper of quantitative easing in the United States, the Treasury market experienced positive performance. The drivers of the Treasury rally were primarily global, as investor demand for the safety of U.S. Treasuries increased. The flight to quality was initially driven by a slowdown in China and concerns about possible flow-through to other emerging market economies. It was propelled by increasing geopolitical risk, with Russia and Ukraine dominating the headlines. The market was also surprised by remarks from Janet Yellen who, at her first meeting as Chair of the Federal Reserve, stated that the Federal Reserve's stimulus program could end this fall, and raised the possibility of a rate increase six months after the end of quantitative easing. These remarks primarily caused the front-end of the curve to rise as investors reevaluated expectations, although the move was short lived and the front-end of the curve then rallied with the rest of the Treasury market. Economically, in the U.S. we saw weaker than expected economic growth with sluggish GDP and tame inflation.

Strong performance of the preferred and hybrid market was supported by the strength in the U.S. Treasury market, a revived appetite for duration, and increased relative value in the preferred market. Many securities that were oversold in December due to tax-loss harvesting saw significant rebounds. Most notably, the divergence in performance between $25-par securities and institutional securities that had widened substantially during the fourth quarter has narrowed with the outperformance in the retail preferred securities market.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE ANALYSIS

For the six month period ended on April 30, 2014, the Fund produced a total return1 on its market price ("MP") of 12.99% and a total return on net asset value ("NAV") of 8.86%. The total return on both MP and NAV outperformed the Fund's benchmark, which returned 6.92% over the same time period. The benchmark used for the Fund is an equal 50% weighting in both the Bank of America Merrill Lynch Fixed Rate Preferred Securities Index (P0P1) and the Bank of America Merrill Lynch U.S. Capital Securities Index (C0CS).

While the MP outperformance was attributable to the discount on the Fund being reduced from 10.6% to 7.2%, the primary reasons for the Fund's NAV outperformance of the blended benchmark was the use of leverage, which was close to 31% on April 30, 2014. Leverage added approximately 2.71% to the total return over the six-month period. The Fund uses leverage because its managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and therefore the share price. The Fund's benchmark and its component indices are not leveraged.

The effective duration on the portfolio as of April 30, 2014 was 4.38 years without leverage and 6.39 years with leverage, while the blended benchmark duration was 6.26 years. This shows the Fund's continued overweight of variable rate securities and other lower duration securities in the portfolio. This strategy helped the Fund's relative performance in November and December but has hindered it during the initial four months of 2014, as the overall market has rebounded and rallied nicely.

MARKET AND FUND OUTLOOK

The strong performance in 2014 to date by preferreds and hybrids has the potential to continue into the summer as long as interest rates don't spike higher as they did last summer. We believe preferred and hybrid securities remain attractively priced relative to other fixed-income alternatives. Higher yields in preferreds and hybrids continue to attract interest by income-seeking investors and this will likely support a continuation of positive performance in 2014, in our opinion.

Although we believe preferred and hybrid securities offer good relative value to other asset classes, risks to the market cannot go unmentioned. We believe the fixed-income markets are at a crossroad where both the Treasury curve will steepen and credit spread products may sell off with Treasuries, or Treasuries will continue to be range bound and preferreds and hybrids may continue their grind tighter. In our opinion, the case for higher interest rates can be built around the belief that now that the rough winter that put a drag on the economy is behind us, we should see economic activity accelerate. It is also widely accepted that the Federal Reserve will continue to curtail the quantitative easing bond buying program, which may cause Treasuries to sell off on the long end. A rise in Treasury yields, especially on the long end of the curve, could result in investors exiting longer-duration securities. Alternatively, if economic growth continues at a measured pace, Treasury yields are likely to remain range bound. In that slow economic growth scenario, preferreds will likely continue their grind tighter as investor concerns over interest rate risk abates.

With two possible paths for the preferred and hybrid market in mind, Stonebridge believes the best way to position the Fund is to limit risk to the downside by maintaining a shorter duration than the general market, protecting against another possible rise in interest rates. We believe that if there is a back-up in rates, low coupon/longer duration fixed-rate preferreds are at risk for a sell-off; therefore, we continue to see the best value in certain fixed-to-float securities, high coupon/low duration securities and regulatory-call candidates. Given the attractive current yields in preferreds, even with a shorter duration, we believe the Fund may still achieve a very healthy income stream.

1 Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS
APRIL 30, 2014 (UNAUDITED)

                                                                                     STATED       STATED
   SHARES                                  DESCRIPTION                                RATE       MATURITY       VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
$20 PAR PREFERRED SECURITIES - 0.4%

               REAL ESTATE INVESTMENT TRUSTS - 0.4%
      316,465  CommonWealth REIT (a)..............................................    7.50%     11/15/19    $    6,572,978
                                                                                                            --------------
               TOTAL $20 PAR PREFERRED SECURITIES.........................................................       6,572,978
               (Cost $6,655,809)                                                                            --------------

$25 PAR PREFERRED SECURITIES - 29.7%
               Banks - 6.3%
      200,000  Barclays Bank PLC, Series 5 (a)....................................    8.13%        (b)           5,182,000
       91,000  Citigroup, Inc., Series J (c)......................................    7.13%        (b)           2,470,650
      600,000  Citigroup, Inc., Series K (a) (c)..................................    6.88%        (b)          16,098,000
      600,000  Fifth Third Bancorp, Series I (a) (c)..............................    6.63%        (b)          15,936,000
       51,709  FNB Corp. (c)......................................................    7.25%        (b)           1,382,647
      220,000  PNC Financial Services Group, Inc., Series P (a) (c)...............    6.13%        (b)           5,909,200
      225,000  Regions Financial Corp., Series A..................................    6.38%        (b)           5,413,500
      106,100  Royal Bank of Scotland Group PLC, Series S (a).....................    6.60%        (b)           2,541,095
      523,170  Santander Finance Preferred SAU, Series 10.........................   10.50%        (b)          13,696,591
      200,000  Taylor Capital Group Inc., Series A (a) (f)........................    8.00%        (b)           5,430,000
      165,000  Texas Capital Bancshares Inc., Series A (a)........................    6.50%        (b)           4,001,250
      200,000  Wells Fargo & Co. (a) (c)..........................................    5.85%        (b)           5,070,000
      137,953  Wells Fargo & Co. (a) (c)..........................................    6.63%        (b)           3,814,400
      182,000  Wells Fargo & Co., Series J (a)....................................    8.00%        (b)           5,374,460
       67,992  Zions Bancorporation, Series G (c).................................    6.30%        (b)           1,715,438
                                                                                                            --------------
                                                                                                                94,035,231
                                                                                                            --------------
               CAPITAL MARKETS - 5.0%
      107,000  Apollo Investment Corp.............................................    6.88%     07/15/43         2,603,310
      190,524  Ares Capital Corp. (a).............................................    7.00%     02/15/22         4,976,487
       44,567  Ares Capital Corp..................................................    7.75%     10/15/40         1,193,950
       54,970  Deutsche Bank Capital Funding Trust IX.............................    6.63%        (b)           1,412,179
      350,000  Deutsche Bank Contingent Capital Trust II (a)......................    6.55%        (b)           9,205,000
      200,000  Goldman Sachs Group, Inc. (a)......................................    6.13%     11/01/60         5,148,000
      300,000  Goldman Sachs Group, Inc., Series K (a) (c)........................    6.38%        (b)           7,584,000
      223,222  Morgan Stanley (a) (c).............................................    6.88%        (b)           5,935,473
      226,622  Morgan Stanley Capital Trust VI (a)................................    6.60%     02/01/46         5,722,205
      214,051  Morgan Stanley Capital Trust VII (a)...............................    6.60%     10/15/66         5,409,069
      104,000  Morgan Stanley, Series E (a) (c)...................................    7.13%        (b)           2,839,200
      220,000  Morgan Stanley, Series G (a).......................................    6.63%        (b)           5,500,000
      200,000  Raymond James Financial, Inc. (a)..................................    6.90%     03/15/42         5,254,000
      462,159  State Street Corp., Series D (a) (c)...............................    5.90%        (b)          11,997,648
                                                                                                            --------------
                                                                                                                74,780,521
                                                                                                            --------------
               DIVERSIFIED FINANCIAL SERVICES - 5.7%
      702,419  Citigroup Capital XIII (a) (c).....................................    7.88%     10/30/40        19,147,942
      110,360  Countrywide Capital IV (a).........................................    6.75%     04/01/33         2,819,698
      535,567  Countrywide Capital V (a)..........................................    7.00%     11/01/36        13,651,603
        1,710  ING Groep N.V......................................................    6.13%        (b)              43,006
      226,235  ING Groep N.V. (a).................................................    6.20%        (b)           5,710,171
      475,581  ING Groep N.V. (a).................................................    6.38%        (b)          12,075,002
      128,555  ING Groep N.V. (a).................................................    7.05%        (b)           3,309,006
       65,917  ING Groep N.V......................................................    7.20%        (b)           1,701,318

                        See Notes to Financial Statements                 Page 5

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

                                                                                     STATED       STATED
   SHARES                                  DESCRIPTION                                RATE       MATURITY       VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
$25 PAR PREFERRED SECURITIES (Continued)

               DIVERSIFIED FINANCIAL SERVICES (Continued)
      300,000  ING Groep N.V. (a).................................................    7.38%        (b)      $    7,752,000
       40,000  KKR Financial Holdings LLC.........................................    8.38%     11/15/41         1,127,200
      243,087  KKR Financial Holdings LLC, Series A (a)...........................    7.38%        (b)           6,162,255
       87,858  RBS Capital Funding Trust V, Series E (a)..........................    5.90%        (b)           2,001,405
       19,582  RBS Capital Funding Trust VI, Series F.............................    6.25%        (b)             454,890
      350,000  RBS Capital Funding Trust VII, Series G (a)........................    6.08%        (b)           8,046,500
                                                                                                            --------------
                                                                                                                84,001,996
                                                                                                            --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.9%
       83,750  Qwest Corp.........................................................    7.38%     06/01/51         2,236,963
      148,899  Qwest Corp. (a)....................................................    7.50%     09/15/51         3,972,625
      105,200  Qwest Corp. (a)....................................................    7.00%     04/01/52         2,749,928
      350,000  Qwest Corp. (a)....................................................    6.13%     06/01/53         8,036,000
      453,130  Verizon Communications, Inc. (a)...................................    5.90%     02/15/54        11,359,969
                                                                                                            --------------
                                                                                                                28,355,485
                                                                                                            --------------
               ELECTRIC UTILITIES - 0.3%
       59,454  Entergy Texas, Inc.................................................    7.88%     06/01/39         1,516,672
       97,950  SCE Trust III (a) (c)..............................................    5.75%        (b)           2,528,089
                                                                                                            --------------
                                                                                                                 4,044,761
                                                                                                            --------------
               FOOD PRODUCTS - 2.0%
    1,048,152  CHS, Inc., Series 2 (a) (c)........................................    7.10%        (b)          28,949,958
                                                                                                            --------------
               Insurance - 5.4%
      120,000  Allstate Corp., Series E...........................................    6.63%        (b)           3,097,200
      250,000  Aspen Insurance Holdings Ltd. (a) (c)..............................    5.95%        (b)           6,310,000
      361,470  Aspen Insurance Holdings Ltd. (c)..................................    7.40%        (b)           9,499,432
       93,700  Aviva PLC..........................................................    8.25%     12/01/41         2,603,923
      150,515  Axis Capital Holdings Ltd., Series C...............................    6.88%        (b)           3,887,802
      264,683  Endurance Specialty Holdings Ltd., Series B........................    7.50%        (b)           6,963,810
      433,315  Hartford Financial Services Group, Inc. (a) (c)....................    7.88%     04/15/42        12,960,452
      115,000  Maiden Holdings North America Ltd..................................    8.25%     06/15/41         3,009,550
      500,000  MetLife, Inc., Series B (a)........................................    6.50%        (b)          12,710,000
      200,000  Montpelier Re Holdings Ltd., Series A (a)..........................    8.88%        (b)           5,382,000
      118,028  PartnerRe Ltd., Series E...........................................    7.25%        (b)           3,187,936
      361,590  Reinsurance Group of America, Inc. (a) (c).........................    6.20%     09/15/42         9,799,089
                                                                                                            --------------
                                                                                                                79,411,194
                                                                                                            --------------
               MULTI-UTILITIES - 1.0%
      473,173  Integrys Energy Group, Inc. (a) (c)................................    6.00%     08/01/73        11,947,618
       93,750  SCANA Corp.........................................................    7.70%     01/30/65         2,455,313
                                                                                                            --------------
                                                                                                                14,402,931
                                                                                                            --------------
               REAL ESTATE INVESTMENT TRUSTS - 2.0%
      111,835  CommonWealth REIT..................................................    5.75%     08/01/42         2,375,375
      178,774  CommonWealth REIT, Series E (a)....................................    7.25%        (b)           4,605,218
      110,285  DuPont Fabros Technology Inc., Series A (a)........................    7.88%        (b)           2,849,765


Page 6                     See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

                                                                                     STATED       STATED
   SHARES                                  DESCRIPTION                                RATE       MATURITY       VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
$25 PAR PREFERRED SECURITIES (Continued)

               REAL ESTATE INVESTMENT TRUSTS (Continued)
       62,848  EPR Properties, Series F...........................................    6.63%        (b)      $    1,475,043
      150,541  Kilroy Realty Corp., Series G (a)..................................    6.88%        (b)           3,801,160
       30,980  Kilroy Realty Corp., Series H......................................    6.38%        (b)             739,802
      300,000  National Retail Properties, Inc., Series D (a).....................    6.63%        (b)           7,524,000
       99,794  Taubman Centers, Inc., Series J....................................    6.50%        (b)           2,499,840
       70,879  Taubman Centers, Inc., Series K....................................    6.25%        (b)           1,705,349
       88,499  Vornado Realty Trust, Series J.....................................    6.88%        (b)           2,300,089
                                                                                                            --------------
                                                                                                                29,875,641
                                                                                                            --------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.1%
       23,318  Telephone & Data Systems, Inc......................................    6.63%     03/31/45           579,918
       65,600  Telephone & Data Systems, Inc......................................    6.88%     11/15/59         1,652,464
                                                                                                            --------------
                                                                                                                 2,232,382
                                                                                                            --------------
               TOTAL $25 PAR PREFERRED SECURITIES.........................................................     440,090,100
               (Cost $432,399,232)                                                                          --------------

$50 PAR PREFERRED SECURITIES - 0.2%

               CONSUMER FINANCE - 0.2%
       54,367  SLM Corp., Series A................................................    6.97%        (b)           2,686,817
                                                                                                            --------------
               TOTAL $50 PAR PREFERRED SECURITIES.........................................................       2,686,817
               (Cost $2,677,798)                                                                            --------------

$100 PAR PREFERRED SECURITIES - 2.9%

               BANKS - 2.8%
       80,000  AgriBank FCB (a) (c) (f)...........................................    6.88%        (b)           8,340,000
      175,000  CoBank ACB, Series F (a) (c) (d)...................................    6.25%        (b)          17,975,790
       50,000  CoBank ACB, Series G (a)...........................................    6.13%        (b)           4,350,000
      100,000  Farm Credit Bank of Texas (a) (c) (g)..............................    6.75%        (b)          10,321,880
                                                                                                            --------------
                                                                                                                40,987,670
                                                                                                            --------------

               INSURANCE - 0.1%
       20,200  Principal Financial Group, Inc., Series A (c)......................    5.56%        (b)           2,097,645
                                                                                                            --------------
               TOTAL $100 PAR PREFERRED SECURITIES........................................................      43,085,315
               (Cost $43,940,434)                                                                           --------------


$1,000 PAR PREFERRED SECURITIES - 4.5%

               BANKS - 1.4%
       10,000  AgStar Financial Services ACA (a) (c) (g)..........................    6.75%        (b)          10,124,375
       10,215  Santander Finance Preferred SAU, Series 11 (a) (c).................   10.50%        (b)          10,687,444
                                                                                                            --------------
                                                                                                                20,811,819
                                                                                                            --------------

               DIVERSIFIED FINANCIAL SERVICES - 1.1%
       15,000  Pitney Bowes International Holdings Inc.,
                   Series F (a) (g)...............................................    6.13%        (b)          15,633,750
                                                                                                            --------------

                        See Notes to Financial Statements                 Page 7

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

                                                                                     STATED       STATED
   SHARES                                  DESCRIPTION                                RATE       MATURITY       VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
$1,000 PAR PREFERRED SECURITIES (Continued)

               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%
       16,000  Centaur Funding Corp. (a) (g)......................................    9.08%     04/21/20    $   19,965,000
                                                                                                            --------------
               REAL ESTATE INVESTMENT TRUSTS - 0.7%
        8,000  Sovereign Real Estate Investment Trust (a) (g).....................   12.00%        (b)          10,102,768
                                                                                                            --------------
               TOTAL $1,000 PAR PREFERRED SECURITIES......................................................      66,513,337
               (Cost $66,595,509)                                                                           --------------


                                                                                     STATED       STATED
 PAR AMOUNT                                DESCRIPTION                                RATE       MATURITY       VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
CAPITAL PREFERRED SECURITIES - 99.0%

               BANKS - 43.9%
$  31,000,000  Banco Bilbao Vizcaya Argentaria S.A. (c)...........................    9.00%        (b)          34,332,500
   20,500,000  Bank of America Corp., Series K (a) (c)............................    8.00%        (b)          23,329,861
   17,000,000  Bank of America Corp., Series M (a) (c)............................    8.13%        (b)          19,395,929
    9,940,000  Barclays Bank PLC (a) (d)..........................................   10.18%     06/12/21        13,550,755
   15,000,000  Barclays Bank PLC (a) (c)..........................................    7.75%     04/10/23        16,687,500
    6,000,000  Barclays Bank PLC (a) (c) (d)......................................    7.43%        (b)           6,735,000
   10,000,000  Barclays PLC (c)...................................................    8.25%        (b)          10,668,600
   16,750,000  BBVA International Preferred SAU (a) (c)...........................    5.92%        (b)          17,168,750
   17,000,000  BNP Paribas S.A. (a) (c) (d).......................................    7.20%        (b)          19,125,000
    7,500,000  BPCE S.A. (a) (c) (d)..............................................   12.50%        (b)          10,050,000
    3,000,000  BPCE S.A...........................................................   13.00%        (b)           3,408,000
   10,000,000  Citigroup, Inc. (a) (c)............................................    5.95%        (b)           9,887,500
      800,000  Citigroup, Inc., Series E (c) (f)..................................    8.40%        (b)             927,000
   24,500,000  Citigroup, Inc., Series M (a) (c)..................................    6.30%        (b)          24,510,412
   20,000,000  Cooperatieve Centrale Raiffeisen-Boerenleenbank
                  BA (c)..........................................................    8.40%        (b)          22,760,000
   25,104,000  Cooperatieve Centrale Raiffeisen-Boerenleenbank
                  BA (a) (c) (d)..................................................   11.00%        (b)          33,513,840
    4,000,000  Cooperatieve Centrale Raiffeisen-Boerenleenbank
                  BA (c)..........................................................    8.38%        (b)           4,420,000
   13,000,000  Credit Agricole S.A. (a) (c) (d)...................................    7.88%        (b)          14,002,950
   11,000,000  Credit Agricole S.A. (a) (c) (d)...................................    8.38%        (b)          12,815,000
    3,500,000  Credit Agricole S.A. (c)...........................................    8.38%        (b)           4,077,500
    5,000,000  Dresdner Funding Trust I (d).......................................    8.15%     06/30/31         5,825,000
   10,000,000  HBOS Capital Funding L.P...........................................    6.85%        (b)          10,081,250
    4,000,000  HSBC USA Capital Trust II (a) (g)..................................    8.38%     05/15/27         4,050,500
   37,500,000  JPMorgan Chase & Co., Series 1 (a) (c).............................    7.90%        (b)          42,562,500
    5,000,000  JPMorgan Chase & Co., Series R (a) (c).............................    6.00%        (b)           5,000,000
   16,500,000  JPMorgan Chase & Co., Series S (a) (c).............................    6.75%        (b)          17,572,500
    5,000,000  JPMorgan Chase & Co., Series U (a) (c).............................    6.13%        (b)           5,021,625
   14,775,000  Lloyds Bank PLC (a) (c) (d)........................................   12.00%        (b)          21,054,375
    2,500,000  Lloyds Bank PLC (c)................................................   12.00%        (b)           3,562,500
   12,755,000  Lloyds Banking Group PLC (a) (c) (d)...............................    5.92%        (b)          12,914,437
   23,500,000  Lloyds Banking Group PLC (a) (c) (d)...............................    6.27%        (b)          23,852,500
    5,000,000  M&T Bank Corp. (c).................................................    6.45%        (b)           5,250,000
   10,000,000  Macquarie PMI LLC..................................................    8.38%        (b)          10,627,000
    9,964,000  Mizuho Capital Investment USD 2, Ltd. (a) (c) (d)..................   14.95%        (b)          10,286,335
    5,575,000  Natixis (c)........................................................   10.00%        (b)           6,703,938


Page 8                  See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

                                                                                     STATED       STATED
 PAR AMOUNT                                DESCRIPTION                                RATE       MATURITY       VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

               BANKS (Continued)
$  10,754,000  Natixis (a) (c) (d)................................................   10.00%        (b)      $   12,931,685
    4,200,000  NIBC Bank N.V......................................................    7.63%        (b)           4,210,500
   24,600,000  Royal Bank of Scotland Group PLC,
                  Series U (a) (c)................................................    7.64%        (b)          25,707,000
   20,000,000  Royal Bank of Scotland PLC (The) (c)...............................    9.50%     03/16/22        23,442,700
   13,980,000  SMFG Preferred Capital USD 3 Ltd. (a) (c) (d)......................    9.50%        (b)          17,593,830
    9,500,000  Societe Generale SA (c)............................................    8.25%        (b)          10,335,288
   15,184,000  Standard Chartered Bank (c)........................................    9.50%        (b)          15,903,342
    4,500,000  Standard Chartered PLC (a) (c) (d).................................    6.41%        (b)           4,857,188
   30,000,000  Wells Fargo & Co., Series K (a) (c)................................    7.98%        (b)          34,200,000
    6,800,000  Zions Bancorporation (a) (c).......................................    5.80%        (b)           6,375,000
    9,000,000  Zions Bancorporation, Series J (a) (c).............................    7.20%        (b)           9,409,500
                                                                                                            --------------
                                                                                                               650,696,590
                                                                                                            --------------
               CAPITAL MARKETS - 3.2%
    2,618,000  Charles Schwab Corp. (c)...........................................    7.00%        (b)           3,024,706
   10,000,000  Credit Suisse Group Guernsey I Ltd. (c)............................    7.88%     02/24/41        10,937,500
    2,000,000  Deutsche Bank Capital Funding Trust I (d)..........................    3.20%        (b)           1,900,000
    2,500,000  Deutsche Bank Capital Trust IV (c) (f).............................    4.59%        (b)           2,375,000
   20,000,000  Goldman Sachs Capital I (a)........................................    6.35%     02/15/34        21,207,980
    8,500,000  Goldman Sachs Group, Inc., Series A (a) (c)........................    5.70%        (b)           8,722,717
                                                                                                            --------------
                                                                                                                48,167,903
                                                                                                            --------------
               DIVERSIFIED FINANCIAL SERVICES - 6.3%
   47,500,000  General Electric Capital Corp., Series A (a) (c)...................    7.13%        (b)          54,710,927
   20,520,000  Glen Meadow Pass Through Trust (a) (c) (d).........................    6.51%     02/12/67        20,520,000
   14,530,000  Voya Financial, Inc. (a) (c).......................................    5.65%     05/15/53        14,601,197
    3,585,000  ZFS Finance USA Trust II (c) (d)...................................    6.45%     12/15/65         3,880,763
                                                                                                            --------------
                                                                                                                93,712,887
                                                                                                            --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%
   18,700,000  Koninklijke KPN N.V. (c) (d).......................................    7.00%     03/28/73        19,635,000
                                                                                                            --------------
               ELECTRIC UTILITIES - 3.8%
    8,250,000  Enel SpA (a) (c) (d)...............................................    8.75%     09/24/73         9,528,750
   14,975,000  NextEra Energy Capital Holdings, Inc.,
                  Series D (a) (c)................................................    7.30%     09/01/67        16,559,670
   25,000,000  PPL Capital Funding Inc., Series A (a) (c).........................    6.70%     03/30/67        25,266,450
    4,179,000  Southern California Edison Co., Series E (a) (c)...................    6.25%        (b)           4,471,530
                                                                                                            --------------
                                                                                                                55,826,400
                                                                                                            --------------
               ENERGY EQUIPMENT & SERVICES - 0.6%
    9,000,000  DCP Midstream LLC (a) (c) (d)......................................    5.85%     05/21/43         8,550,000
                                                                                                            --------------
               INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.2%
    2,500,000  AES Gener S.A. (c) (d).............................................    8.38%     12/18/73         2,700,000
                                                                                                            --------------

                        See Notes to Financial Statements                 Page 9

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

                                                                                     STATED       STATED
 PAR AMOUNT                                DESCRIPTION                                RATE       MATURITY       VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

               INSURANCE - 35.5%
$   2,500,000  Aegon N.V. (e).....................................................    2.85%        (b)      $    2,270,375
   10,000,000  AIG Life Holdings, Inc. (a) (d)....................................    7.57%     12/01/45        12,648,100
   13,000,000  American International Group, Inc. (a) (c).........................    8.18%     05/15/58        17,452,500
   26,500,000  Aquarius + Investments PLC for Swiss Reinsurance
                  Co., Ltd. (c)...................................................    8.25%        (b)          29,804,550
   10,000,000  Assured Guaranty Municipal Holdings,
                  Inc. (a) (c) (d)................................................    6.40%     12/15/66         8,550,000
    4,930,000  Assured Guaranty US Holdings, Series A (c).........................    6.40%     12/15/66         4,510,950
   26,000,000  Aviva PLC (a)......................................................    8.25%        (b)          29,282,500
   15,000,000  AXA S.A. (a) (c) (d)...............................................    6.46%        (b)          16,155,000
   22,005,000  Catlin Insurance Co Ltd. (a) (c) (d)...............................    7.25%        (b)          22,830,188
   15,050,000  Cloverie PLC for Zurich Insurance Co., Ltd. (c)....................    8.25%        (b)          17,525,725
    7,000,000  CNP Assurances (c).................................................    6.88%        (b)           7,611,716
   10,600,000  CNP Assurances (c).................................................    7.50%        (b)          11,816,880
   12,500,000  Dai-ichi Life Insurance Co Ltd. (The) (a) (c) (d)..................    7.25%        (b)          14,646,038
   23,000,000  Friends Life Group PLC (c).........................................    7.88%        (b)          25,386,250
   22,200,000  Genworth Holdings, Inc. (a) (c)....................................    6.15%     11/15/66        20,840,250
   23,782,000  Hartford Financial Services Group, Inc. (a) (c)....................    8.13%     06/15/38        28,151,942
   13,000,000  Lincoln National Corp. (a) (c).....................................    7.00%     05/17/66        13,555,100
   18,000,000  Lincoln National Corp. (a) (c).....................................    6.05%     04/20/67        18,180,000
    7,500,000  MetLife Capital Trust X (a) (d)....................................    9.25%     04/08/38        10,125,000
   16,265,000  MetLife, Inc. (a)..................................................   10.75%     08/01/39        24,966,775
   15,000,000  Mitsui Sumitomo Insurance Co., Ltd. (a) (c) (d)....................    7.00%     03/15/72        17,681,250
    3,000,000  Nationwide Financial Services Capital Trust (a) (f)................    7.90%     03/01/37         3,395,814
   13,000,000  Nationwide Financial Services, Inc. (a)............................    6.75%     05/15/37        13,325,000
    5,000,000  Provident Financing Trust I (a)....................................    7.41%     03/15/38         5,600,000
   23,265,000  Prudential Financial, Inc. (a) (c).................................    8.88%     06/15/38        28,557,787
   20,389,000  Prudential PLC (c).................................................   11.75%       (b)           21,739,771
   39,520,000  QBE Capital Funding III Ltd. (a) (c) (d)...........................    7.25%     05/24/41        42,385,200
    5,500,000  StanCorp Financial Group, Inc. (a) (c).............................    6.90%     06/01/67         5,666,870
    3,000,000  Sumitomo Life Insurance Co. (c) (d)................................    6.50%     09/20/73         3,473,445
    8,000,000  Swiss Re Capital I LP (a) (c) (d)..................................    6.85%       (b)            8,586,000
   40,611,000  XL Group PLC, Series E (a) (c).....................................    6.50%       (b)           40,204,890
                                                                                                            --------------
                                                                                                               526,925,866
                                                                                                            --------------
               MACHINERY - 0.3%
4,500,000      Stanley Black & Decker, Inc. (c)...................................    5.75%     12/15/53         4,888,125
                                                                                                            --------------
               MULTI-UTILITIES - 0.8%
10,000,000     RWE AG (c).........................................................    7.00%     10/12/72        11,129,000
                                                                                                            --------------

               OIL, GAS & CONSUMABLE FUELS - 3.1%
5,000,000      BG Energy Capital PLC (c)..........................................    6.50%     11/30/72         5,512,500
25,720,000     Enbridge Energy Partners L.P. (a) (c)..............................    8.05%     10/01/37        29,172,910
10,000,000     Enterprise Products Operating LLC, Series B (a) (c)................    7.03%     01/15/68        11,334,330
                                                                                                            --------------
                                                                                                                46,019,740
                                                                                                            --------------
               TOTAL CAPITAL PREFERRED SECURITIES.........................................................   1,468,251,511
               (Cost $1,442,048,030)                                                                        --------------


Page 10                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)


  PRINCIPAL                                                                          STATED      STATED
    VALUE                                DESCRIPTION                                 COUPON     MATURITY        VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
CORPORATE BONDS AND NOTES - 5.2%

               BANKS - 3.2%
$   2,560,000  Barclays Bank PLC..................................................   10.18%      06/12/21   $    3,489,933
    1,010,000  BBVA Global Finance Ltd............................................    7.00%      12/01/25        1,087,261
    7,400,000  BPCE S.A. (d)......................................................    5.15%      07/21/24        7,539,105
    5,000,000  Credit Agricole S.A. (a) (c) (d)...................................    8.13%      09/19/33        5,780,500
   26,000,000  KBC Bank N.V. (c)..................................................    8.00%      01/25/23       29,640,000
                                                                                                            --------------
                                                                                                                47,536,799
                                                                                                            --------------
               CAPITAL MARKETS - 1.4%
    8,500,000  UBS AG (c).........................................................    7.25%     02/22/22         9,390,375
   10,000,000  UBS AG (a).........................................................    7.63%     08/17/22        11,901,510
                                                                                                            --------------
                                                                                                                21,291,885
                                                                                                            --------------
               INSURANCE - 0.6%
    6,800,000  AXA S.A. (a).......................................................    8.60%     12/15/30         8,823,000
                                                                                                            --------------
               TOTAL CORPORATE BONDS AND NOTES............................................................      77,651,684
               (Cost $72,900,385)                                                                           --------------


  NUMBER OF
  CONTRACTS                                          DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------  --------------
PUT OPTIONS PURCHASED   0.0%

               10 YEAR US TREASURY NOTE FUTURES
          130  @ 123.5 due July 2014......................................................................         109,688
               (Cost $179,313)                                                                              --------------

               TOTAL INVESTMENTS - 141.9%.................................................................   2,104,961,430
               (Cost $2,067,396,510) (h)

CALL OPTIONS WRITTEN   (0.0%)

               10 YEAR US TREASURY NOTE FUTURES
          100  @ 122.5 due July 2014......................................................................        (151,562)
               (Premiums received $107,379)                                                                 --------------

               OUTSTANDING LOAN - (44.9%).................................................................    (666,000,000)
               NET OTHER ASSETS AND LIABILITIES - 3.0%....................................................      44,755,230
                                                                                                            --------------
               NET ASSETS - 100.0%........................................................................  $1,483,565,098
                                                                                                            ==============


(a) All or a portion of this security serves as collateral on the outstanding loan.

(b)   Perpetual maturity.

(c) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2014. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Stonebridge Advisors LLC, the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2014, securities noted as such amounted to $544,396,297 or 36.70% of net assets.

(e) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2014.

(f)   This security has been determined to be illiquid by the sub-advisor.


                        See Notes to Financial Statements                Page 11

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2014 (UNAUDITED)

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(h) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $56,011,563 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $18,446,643.

---------------------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2014 is as follows(see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                      ASSETS TABLE
                                                                                           LEVEL 2            LEVEL 3
                                                         TOTAL            LEVEL 1        SIGNIFICANT        SIGNIFICANT
                                                        VALUE AT           QUOTED         OBSERVABLE        UNOBSERVABLE
INVESTMENTS                                            4/30/2014           PRICES           INPUTS             INPUTS
-----------------------------                        --------------    --------------   --------------     --------------
$20 Par Preferred Securities*......................  $    6,572,978    $    6,572,978   $           --     $           --
$25 Par Preferred Securities*......................     440,090,100       440,090,100               --                 --
$50 Par Preferred Securities*......................       2,686,817         2,686,817               --                 --
$100 Par Preferred Securities*.....................      43,085,315                --       43,085,315                 --
$1,000 Par Preferred Securities:
   Banks...........................................      20,811,819        10,124,375       10,687,444                 --
Other Industry Categories*.........................      45,701,518                --       45,701,518                 --
Capital Preferred Securities*......................   1,468,251,511                --    1,468,251,511                 --
Corporate Bonds and Notes*.........................      77,651,684                --       77,651,684                 --
Put Options Purchased..............................         109,688           109,688               --                 --
                                                     --------------    --------------   --------------     --------------
Total Investments..................................  $2,104,961,430    $  459,583,958   $1,645,377,472     $           --
                                                     ==============    ==============   ==============     ==============


                                                    LIABILITIES TABLE
                                                                                           LEVEL 2            LEVEL 3
                                                         TOTAL            LEVEL 1        SIGNIFICANT        SIGNIFICANT
                                                        VALUE AT           QUOTED         OBSERVABLE        UNOBSERVABLE
                                                       4/30/2014           PRICES           INPUTS             INPUTS
                                                     --------------    --------------   --------------     --------------
Call Options Written...............................  $     (151,562)   $     (151,562)  $           --     $           --
Futures Contracts..................................      (1,202,124)       (1,202,124)              --                 --
                                                     --------------    --------------   --------------     --------------
Total..............................................  $   (1,353,686)   $   (1,353,686)  $           --     $           --
                                                     ==============    ==============   ==============     ==============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of April 30, 2014, the Fund transferred $100 Par preferred securities valued at $8,340,000 from Level 2 to Level 1.

OPEN FUTURES CONTRACTS AT APRIL 30, 2014 (see Note 2D - Futures Contracts in the Notes toFinancial Statements):

                                                                                                             UNREALIZED
                                                       NUMBER OF         EXPIRATION         NOTIONAL        APPRECIATION
SHORT FUTURES CONTRACTS                                 CONTRACTS           MONTH             VALUE        (DEPRECIATION)
--------------------------------------------------   --------------    --------------   --------------     --------------
U.S. Treasury Long Bond Futures...................        220            June-2014      $   29,210,166     $     (476,085)
Ultra Long Term U.S. Treasury Bond Futures........        165            June-2014          23,576,954           (724,452)
                                                        -------                         --------------     --------------
Total Futures Contracts...........................        385                           $   52,787,120     $   (1,200,537)
                                                        =======                         ==============     ==============


Page 12                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2014 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $2,067,396,510).......................................................................       $    2,104,961,430
Cash...........................................................................................               20,527,041
Prepaid expenses...............................................................................                   83,026
Receivables:
   Interest....................................................................................               27,451,443
   Investment securities sold..................................................................               19,752,005
   Dividends...................................................................................                1,359,370
   Tax reclaims................................................................................                   96,197
                                                                                                      ------------------
   Total Assets................................................................................            2,174,230,512
                                                                                                      ------------------
LIABILITIES:
Outstanding loan...............................................................................              666,000,000
Options written, at value (Premiums received $107,379).........................................                  151,562
Payables:
   Investment securities purchased.............................................................               21,207,909
   Investment advisory fees....................................................................                1,485,912
   Variation margin............................................................................                1,200,537
   Custodian fees..............................................................................                  250,322
   Administrative fees.........................................................................                  113,182
   Offering costs..............................................................................                  109,603
   Printing fees...............................................................................                   84,942
   Interest and fees due on loan...............................................................                   31,487
   Audit and tax fees..........................................................................                   19,969
   Trustees' fees and expenses.................................................................                    5,352
   Transfer agent fees.........................................................................                    3,905
   Financial reporting fees....................................................................                      732
                                                                                                      ------------------
   Total Liabilities...........................................................................              690,665,414
                                                                                                      ------------------
NET ASSETS.....................................................................................
                                                                                                      $    1,483,565,098
                                                                                                      ==================
NET ASSETS CONSIST OF:
Paid-in capital................................................................................       $    1,447,001,470
Par value......................................................................................                  607,042
Accumulated net investment income (loss).......................................................               13,439,261
Accumulated net realized gain (loss) on investments, options, and futures contracts............              (13,802,875)
Net unrealized appreciation (depreciation) investments, options, and futures contracts.........               36,320,200
                                                                                                      ------------------
NET ASSETS.....................................................................................
                                                                                                      $    1,483,565,098
                                                                                                      ==================
NET ASSET VALUE, per common share (par value $0.01 per common share)...........................
                                                                                                      $            24.44
                                                                                                      ==================
Number of common shares outstanding (unlimited number of common shares has been authorized)....               60,704,189
                                                                                                      ==================

                        See Notes to Financial Statements                Page 13

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2014 (UNAUDITED)


INVESTMENT INCOME:
Interest (net of foreign withholding tax of $185,435)..........................................       $       53,905,182
Dividends......................................................................................               16,362,682
                                                                                                      ------------------
   Total investment income.....................................................................               70,267,864
                                                                                                      ------------------
EXPENSES:
Investment advisory fees.......................................................................                8,670,924
Interest expense...............................................................................                2,671,245
Administrative fees............................................................................                  333,084
Custodian fees.................................................................................                  129,952
Printing fees..................................................................................                  128,932
Legal fees.....................................................................................                   36,885
Listing expense................................................................................                   36,846
Trustees' fees and expenses....................................................................                   27,818
Audit and tax fees.............................................................................                   16,473
Transfer agent fees............................................................................                   11,407
Financial reporting fees.......................................................................                    4,587
Other..........................................................................................                  139,260
                                                                                                      ------------------
   Total expenses..............................................................................               12,207,413
                                                                                                      ------------------
NET INVESTMENT INCOME (LOSS)...................................................................               58,060,451
                                                                                                      ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................               (4,329,965)
   Written options.............................................................................                 (158,053)
   Futures contracts...........................................................................               (2,181,001)
                                                                                                      ------------------
Net realized gain (loss).......................................................................               (6,669,019)
                                                                                                      ------------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................               66,430,017
   Written options held........................................................................                  (44,183)
   Futures contracts...........................................................................               (1,200,537)
                                                                                                      ------------------
Net change in unrealized appreciation (depreciation)...........................................               65,185,297
                                                                                                      ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................               58,516,278
                                                                                                      ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................       $      116,576,729
                                                                                                      ==================



Page 14                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2014 (UNAUDITED)

                                                                                      SIX MONTHS
                                                                                         ENDED              PERIOD
                                                                                       4/30/2014             ENDED
                                                                                      (UNAUDITED)        10/31/2013 (a)
                                                                                    ---------------    -----------------
OPERATIONS:
Net investment income (loss).....................................................   $    58,060,451    $      42,418,720
Net realized gain (loss).........................................................        (6,669,019)          (6,225,537)
Net change in unrealized appreciation (depreciation).............................        65,185,297          (28,865,097)
                                                                                    ---------------    -----------------
Net increase (decrease) in net assets resulting from operations..................       116,576,729            7,328,086
                                                                                    ---------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................................................       (60,176,063)         (27,772,166)
                                                                                    ---------------    -----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold........................................................                --        1,449,312,512
Offering costs...................................................................                --           (1,704,000)
                                                                                    ---------------    -----------------
Net increase (decrease) in net assets resulting from shareholder transactions....                --        1,447,608,512
                                                                                    ---------------    -----------------
Total increase (decrease) in net assets..........................................        56,400,666        1,427,164,432

NET ASSETS:
Beginning of period..............................................................     1,427,164,432                   --
                                                                                    ---------------    -----------------
End of period....................................................................   $ 1,483,565,098    $   1,427,164,432
                                                                                    ===============    =================
Accumulated net investment income (loss) at end of period........................   $    13,439,261    $      15,554,873
                                                                                    ===============    =================
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common shares at beginning of period.............................................        60,704,189                   --
Common shares sold...............................................................                --           60,704,189
                                                                                    ---------------    -----------------
Common shares at end of period...................................................        60,704,189           60,704,189
                                                                                    ===============    =================


(a) The Fund was seeded on April 16, 2013 and commenced operations on May 23, 2013.

                        See Notes to Financial Statements                Page 15

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2014 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ...............     $    116,576,729
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:

     Purchases of investments..................................................         (479,165,841)
     Sales, maturities and paydowns of investments.............................          387,370,999
     Proceeds from written options.............................................              434,716
     Amount paid to close written options......................................             (485,389)
     Net realized gain/loss on investments and options.........................            4,293,269
     Net change in unrealized appreciation/depreciation on investments
        and options............................................................          (66,385,834)
CHANGES IN ASSETS AND LIABILITIES:
     Increase in interest receivable...........................................              (68,798)
     Increase in dividends receivable..........................................             (153,402)
     Increase in prepaid expenses..............................................              (32,361)
     Decrease in tax reclaim receivable........................................              107,845
     Decrease in other assets..................................................                1,466
     Increase in variation margin payable......................................            1,200,537
     Increase in interest and fees on loan payable.............................                3,325
     Increase in investment advisory fees payable..............................               55,933
     Decrease in audit and tax fees payable....................................              (13,231)
     Decrease in legal fees payable............................................               (7,640)
     Decrease in printing fees payable.........................................              (26,330)
     Decrease in administrative fees payable...................................             (118,970)
     Decrease in custodian fees payable........................................              (26,633)
     Decrease in transfer agent fees payable...................................                 (595)
     Increase in Trustees' fees and expenses payable...........................                5,352
     Decrease in financial reporting fees payable..............................               (3,322)
                                                                                    ----------------
CASH USED IN OPERATING ACTIVITIES..............................................                        $     (36,438,175)
                                                                                                       -----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Distributions to common shareholders from net investment income...........          (60,176,063)
     Issuance of loan..........................................................           82,000,000
                                                                                    ----------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES....................................                               21,823,937
                                                                                                       -----------------
     Decrease in cash..........................................................                              (14,614,238)
     Cash at beginning of period...............................................                               35,141,279
                                                                                                       -----------------
     Cash at end of period.....................................................                        $      20,527,041
                                                                                                       =================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees..............................                        $       2,667,920
                                                                                                       =================


Page 16                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    SIX MONTHS      FOR THE PERIOD
                                                      ENDED          5/23/2013 (a)
                                                    4/30/2014           THROUGH
                                                   (UNAUDITED)        10/31/2013
                                                   ------------    -----------------
Net asset value, beginning of period............   $      23.51      $     23.88(b)
                                                   ------------      -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................           0.96               0.70
Net realized and unrealized gain (loss).........           0.96              (0.64)
                                                   ------------      -------------
Total from investment operations................           1.92               0.06
                                                   ------------      -------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................          (0.99)             (0.46)
                                                   ------------      -------------
Common Shares offering costs charged to
   paid-in capital..............................             --              (0.03)
                                                   ------------      -------------
Premiums from shares sold in at the market
   offerings....................................             --               0.06
                                                   ------------      -------------
Net asset value, end of period..................   $      24.44      $       23.51
                                                   ============      =============
Market value, end of period.....................   $      22.67      $       21.01
                                                   ============      =============
TOTAL RETURN BASED ON NET ASSET VALUE (c).......           8.86%              0.60%
                                                   ============      =============
TOTAL RETURN BASED ON MARKET VALUE (c)..........          12.99%            (14.13)%
                                                   ============      =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $  1,483,565      $   1,427,164
Ratio of total expenses to average net assets...           1.71%(d)           1.53%(d)
Ratio of net expenses to average net assets
   excluding interest expense...................           1.34%(d)           1.24%(d)
Ratio of net investment income (loss) to average
   net assets...................................           8.15%(d)           7.01%(d)
Portfolio turnover rate.........................             20%                11%
INDEBTEDNESS:
Total loan outstanding (in 000's)...............   $    666,000      $     584,000
Asset coverage per $1,000 of indebtedness (e)...   $      3,228      $       3,444



(a) The Fund was seeded on April 16, 2013 and commenced operations on May 23, 2013.

(b) Beginning net asset value is net of sales load of $1.125 per share from the initial offering.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Shares price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d)   Annualized.

(e) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan balance in 000's.


                        See Notes to Financial Statements              Page 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2014 (UNAUDITED)


                                1. ORGANIZATION

First Trust Intermediate Duration Preferred & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FPF on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its managed assets in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The Fund's net asset value ("NAV") is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid, and any borrowings of the Fund), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's investments are valued as follows:

       Preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) National Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

       Corporate bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

       Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

       Debt securities having a maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2014 (UNAUDITED)


Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value."

As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the type of security;

            2)    the size of the holding;

            3)    the initial cost of the security;

            4)    transactions in comparable securities;

            5)    price quotes from dealers and/or pricing services;

            6)    relationships among various securities;

            7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; 8) an analysis of the issuer's financial statements; and

            9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

            1) the value of similar foreign securities traded on other foreign markets;

            2)    ADR trading of similar securities;

            3)    closed-end fund trading of similar securities;

            4)    foreign currency exchange activity;

            5) the trading prices of financial products that are tied to baskets of foreign securities;

            6) factors relating to the event that precipitated the pricing problem;

            7)    whether the event is likely to recur; and

            8) whether the effects of the event are isolated or whether they affect entire markets,countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including the amortization of premiums and accretion of discounts.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2014 (UNAUDITED)


The Fund may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2014, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                PAR                                                % OF
                                              ACQUISITION     AMOUNT/                 CARRYING                     NET
SECURITY                                          DATE        SHARES      PRICE         COST          VALUE       ASSETS
--------------------------------------------------------------------------------------------------------------------------
Farm Credit Bank of Texas, 6.75%                 7/16/13       100,000 $    103.22  $ 10,020,000  $ 10,321,880    0.70%
AgStar Financial Services ACA, Series F, 6.75%   5/29/13        10,000    1,012.44    10,000,000    10,124,375    0.68
Pitney Bowes International Holdings Inc.,
   Series F, 6.13%                               6/06/13        15,000    1,042.25    14,756,250    15,633,750    1.05
Centaur Funding Corp., 9.08%, 04/21/20           5/29/13        16,000    1,247.81    20,528,750    19,965,000    1.35
Sovereign Real Estate Investment Trust, 12.00%   6/12/13         8,000    1,262.85    10,494,375    10,102,768    0.68
HSBC USA Capital Trust II, 8.38%, 05/15/27       9/09/13    $4,000,000    1,012.50     4,080,000     4,050,500    0.27
                                                                                    --------------------------------------
                                                                                    $ 69,879,375  $ 70,198,273    4.73%
                                                                                    ======================================

D. FUTURES CONTRACTS:

The Fund purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin.

If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. OPTION CONTRACTS:

The Fund may purchase or write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2014 (UNAUDITED)

The Fund may use options on futures contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other Futures positions held by the Fund. The Fund will earmark or set aside in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on futures contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on futures contracts depends on the Sub-Advisor's ability to correctly predict the movement in prices of futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to the option. Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and has no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal period ended October 31, 2013, was as follows:

Distributions paid from:

Ordinary income...................................   $    27,772,166
Capital gain......................................                --
Return of capital.................................                --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2014 (UNAUDITED)


As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:


Undistributed ordinary income.....................   $    15,265,178
Undistributed capital gains.......................                --
                                                     ---------------
Total undistributed earnings......................        15,265,178
Accumulated capital and other losses..............        (7,133,856)
Net unrealized appreciation (depreciation)........       (28,575,402)
                                                     ---------------
Total accumulated earnings (losses)...............       (20,444,080)
Other.............................................                --
Paid in Capital...................................     1,447,608,512
                                                     ---------------
Net Assets........................................   $ 1,427,164,432
                                                     ===============

G. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2013, the Fund had a capital loss carryforward of $7,133,856 for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. As of April 30, 2014, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions. Tax year ended 2013 remains open for audit.

H. EXPENSES

The Fund will pay all expenses directly related to its operations.

I. ORGANIZATION AND OFFERING COSTS

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust Advisors L.P. ("First Trust" or the "Advisor") and the Sub-Advisor paid all organization expenses. The Fund's Common Share offering costs of $1,704,000 were recorded as a reduction of the proceeds from the sale of Common Shares during the period ended October 31, 2013.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of average daily net assets that is paid by First Trust out of its investment advisory fee.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2014 (UNAUDITED)


Computershare Inc. ("Computershare") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the Fund was $487,487,729 and $405,171,039, respectively.

                          5. DERIVATIVES TRANSACTIONS

For the six months ended April 30, 2014, written option activity was as follows:


                                               NUMBER
                                                 OF
WRITTEN OPTIONS                               CONTRACTS    PREMIUMS
--------------------------------------------------------------------
Options outstanding at October 31, 2013....       --       $      --
Options Written............................      330         434,716
Options Expired............................       --              --
Options Exercised..........................       --              --
Options Closed.............................     (230)       (327,337)
                                              ---------    ---------
Options outstanding at April 30, 2014......      100       $ 107,379
                                              =========    =========

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities at April 30, 2014.


                                    ASSET DERIVATIVES                                LIABILITY DERIVATIVES
                    -------------------------------------------------  -------------------------------------------------
                        STATEMENT OF ASSETS AND                            STATEMENT OF ASSETS AND
RISK EXPOSURE            LIABILITIES LOCATION           FAIR VALUE           LIABILITIES LOCATION          FAIR VALUE
------------------  -------------------------------  ----------------  -------------------------------  ----------------
Equity Risk           Investments, at value*         $        109,688   Options written, at value       $        151,562
Interest Rate Risk    Futures Contracts, at value                  --   Futures Contracts, at value            1,200,537


The following table presents the types of derivatives in the Fund by location as presented on the Statement of Operations at April 30, 2014.

STATEMENT OF OPERATIONS LOCATION                                   EQUITY RISK
-------------------------------------------------------------------------------
Net realized gain (loss) on Investments*.....................     $    (194,749)
Net realized gain (loss) on Written options..................          (158,053)
Net change in unrealized gain (loss) on Investments*.........           (69,625)
Net change in unrealized gain (loss) on Written options held.           (44,183)

                                                                  INTEREST RATE
                                                                      RISK
                                                                  -------------
Net realized gain (loss) on Futures contracts................     $  (2,179,414)
Net change in unrealized gain (loss) on Futures contracts....        (1,202,124)


* Purchased options are included within Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2014 (UNAUDITED)


At April 30, 2014, the Fund held 130 put option contracts with a notional value of $16,055,000. This is representative of contracts held throughout the period.

For the six months ended April 30, 2014, the amount of notional values of futures contracts opened and closed were $103,986,963 and $51,199,843, respectively.

                                 6. BORROWINGS

The Fund has entered into a credit agreement with Bank of America Merrill Lynch that has a maximum commitment amount of $725,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 70 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.25% on the undrawn amount of such facility on any date that the loan balance is less than 20% of the total commitment amount. The average amount outstanding between November 1, 2013 and April 30, 2014 was $620,588,161 with a weighted average interest rate of 0.86%. As of April 30, 2014, the Fund had outstanding borrowings of $666,000,000, under this committed facility agreement. The high and low annual interest rates for the period ended April 30, 2014, were 0.87% and 0.85%, respectively. The interest rate at April 30, 2014, was 0.85%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On May 20, 2014, the Fund declared a dividend of $0.1525 per share to Common Shareholders of record on June 4, 2014, payable June 16, 2014.

On June 19, 2014, the Fund declared a dividend of $0.1525 per share to Common Shareholders of record on July 3, 2014, payable July 15, 2014.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2014 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare Inc., P.O. Box 30170, College Station, TX 77842-3170 .

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2014 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund and First Trust Intermediate Duration Preferred & Income Fund was held on April 23, 2014 (the "Annual Meeting"). At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Intermediate Duration Preferred & Income Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2017. The number of votes cast in favor of Mr. Keith was 49,793,900, the number of votes against was 1,650,702 and the number of abstentions was 9,259,587. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's common shares ("Common Shares") is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund utilizes leverage, which magnifies investment risk.

PREFERRED/HYBRID PREFERRED AND DEBT SECURITIES RISK: Preferred/hybrid preferred and debt securities in which the Fund invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk, as described below. In addition, preferred and hybrid preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

CREDIT AND BELOW INVESTMENT GRADE SECURITIES RISK: The Fund is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it invests in below investment grade securities, which involve greater risks than investment grade securities, including the possibility of dividend or interest deferral, default or bankruptcy.

LEVERAGE RISK: The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares of the Fund that the Fund may pay will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. Although the Fund seeks to maintain a duration, excluding the effects of leverage, of between three and eight years, if the effect of the Fund's use of leverage was included in calculating duration, it could result in a longer duration for the Fund.

CALL/PREPAYMENT AND REINVESTMENT RISK: If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Fund may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

DURATION RISK: The Fund seeks to maintain, under normal market conditions, a duration, excluding the effects of leverage, of between three and eight years. Various techniques may be used to shorten or lengthen the Fund's duration. Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2014 (UNAUDITED)


RISKS OF CONCENTRATION IN THE FINANCIALS SECTOR: Because the Fund invests 25% or more of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.

INTEREST RATE RISK: The Fund is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Fund invests will decline in value because of rising market interest rates.

FLOATING RATE AND FIXED-TO-FLOATING RATE SECURITIES RISK: The market value of floating rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

CONVERTIBLE SECURITIES/CONTINGENT CONVERTIBLE SECURITIES RISK: The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

FOREIGN (NON-U.S.) SECURITIES RISK: Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
(v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return.

ILLIQUID AND RESTRICTED SECURITIES RISK: Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

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


FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Stonebridge Advisors, LLC
187 Danbury Road
Wilton, CT 06897

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Milk Street
Boston, MA 02109

TRANSFER AGENT
Computershare Inc.
P.O. Box 30170
College Station, TX 77842-3170

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not Applicable.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302  of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   First Trust Intermediate Duration Preferred & Income Fund
               ---------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 20, 2014
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 20, 2014
     ------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: June 20, 2014
     ------------------

* Print the name and title of each signing officer under his or her signature.